                                                                    Exhibit 10.2
                                                                    ------------

                          SECURITIES PURCHASE AGREEMENT

                                      among

                                 CONCENTRA INC.

                                       and

                             THE SEVERAL PURCHASERS

                           NAMED ON SCHEDULE I HERETO

                          Dated as of November 1, 2001

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                            PURCHASE AND SALE OF THE
                      SECURITIES; CLOSING; USE OF PROCEEDS

SECTION 1.01  Purchase and Sale of the Securities..............................1
SECTION 1.02  Closing.  .......................................................2
SECTION 1.03  Use of Proceeds.  ...............................................2

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 2.01   Organization, Corporate Power and Qualifications................2
SECTION 2.02   Subsidiaries....................................................3
SECTION 2.03   Authorization of Agreements, Etc.  .............................3
SECTION 2.04   Validity........................................................3
SECTION 2.05   Capitalization..................................................4
SECTION 2.06   Financial Statements; Absence of Undisclosed Liabilities;
               No Material Adverse Change......................................4
SECTION 2.07   Subsidiary SEC Filings..........................................5
SECTION 2.08   Governmental Approvals..........................................5
SECTION 2.09   Litigation, Etc.................................................5
SECTION 2.10   Compliance with Laws; Permits...................................6
SECTION 2.11   Title to Properties.............................................6
SECTION 2.12   Tax Matters.....................................................6
SECTION 2.13   Labor and Employment Matters....................................7
SECTION 2.14   Intellectual Property...........................................7
SECTION 2.15   Insurance.......................................................8

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

SECTION 3.01   Authorization...................................................8
SECTION 3.02   Validity........................................................8
SECTION 3.03   Investment Representations......................................8

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

SECTION 4.01   Conditions Precedent to the Obligations of the Purchasers.......9
SECTION 4.02   Conditions Precedent to the Obligations of the Company.........11

                                    ARTICLE V

                                  MISCELLANEOUS

SECTION 5.01   Expenses, Etc..................................................12
SECTION 5.02   Survival of Agreements.........................................12
SECTION 5.03   Parties in Interest; Third Party Beneficiaries.................12
SECTION 5.04   Notices........................................................12
SECTION 5.05   Entire Agreement; Amendment; Assignment........................13
SECTION 5.06   Brokerage......................................................13
SECTION 5.07   Counterparts...................................................13
SECTION 5.08   Headings.......................................................14
SECTION 5.09   Severability...................................................14
SECTION 5.10   Governing Law..................................................14
SECTION 5.11   Jurisdiction and Venue.........................................14
SECTION 5.12   Joinders.......................................................14

                         INDEX TO EXHIBITS AND SCHEDULES

Exhibit        Description
-------        -----------

   A           Form of Registration Rights Agreement Amendment

   B           Form of Stockholders Agreement Amendment

   C           Form of Warrant Agreement Amendment

   D           Form of Warrant Agreement

   E           Form of Opinion of Reboul, MacMurray, Hewitt,
                    Maynard & Kristol

Schedule       Description
--------       -----------

   I           Purchasers/Purchase Price

   II          Wire Transfer Instructions

  2.05         Capitalization

  2.06         Financial Statements

            SECURITIES PURCHASE AGREEMENT (this "Agreement") dated as of
                                                 ---------
November 1, 2001 among CONCENTRA INC., a Delaware corporation (the "Company"),
                                                                    -------
and the several persons named on Schedule I hereto (the "Purchasers").
                                                         ----------

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, subject to the terms and conditions set forth herein, the Company wishes to issue, sell and deliver to the Purchasers, and the Purchasers, acting severally and not jointly, wish to purchase from the Company, at a purchase price of $22.06 per share, (A) an aggregate 2,266,546 shares (the "Shares") of Common Stock, $.01 par value, of the Company ("Common Stock") and
  ------                                                    ------------
(B) warrants to purchase an aggregate 771,277 shares of Common Stock (the "Warrants" and, together with the Shares, the "Securities").
 --------                                      ----------

            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
          PURCHASE AND SALE OF THE SECURITIES; CLOSING; USE OF PROCEEDS

            SECTION 1.01 Purchase and Sale of the Securities . (a) Subject to
                         -----------------------------------
the terms and conditions set forth herein, on the Closing Date (as hereinafter defined), the Company shall issue, sell and deliver to each Purchaser, and each Purchaser, acting severally and not jointly, shall purchase from the Company,
(A) the number of Shares set forth opposite the name of such Purchaser on
Schedule I hereto under the caption "Shares" and (B) a warrant to purchase the number of shares of Common Stock set forth opposite the name of such Purchaser on Schedule I hereto under the caption "Warrants".

            (b) On the Closing Date, the Company shall issue to each Purchaser
(i) a certificate in definitive form (a "Stock Certificate"), registered in the
                                         -----------------
name of such Purchaser, representing the number of Shares being purchased by such Purchaser hereunder and (ii) a certificate in the form of Exhibit A to the Warrant Agreement (as hereinafter defined) (a "Warrant Certificate"), registered
                                               -------------------
in the name of such Purchaser, representing the number of Warrants being purchased by such Purchaser hereunder.

            (c) As payment in full for the Securities being purchased by such Purchaser on the Closing Date, and against delivery thereof as aforesaid, on the Closing Date, each Purchaser, acting severally and not jointly, shall transfer to the account designated on Schedule II hereto immediately available funds in the amount set forth opposite the name of such Purchaser on Schedule I hereto under the caption "Purchase Price".

            SECTION 1.02 Closing. Subject to the terms and conditions set forth
                         -------
herein, the purchase and sale of the Securities contemplated by Section 1.01 above (the "Closing") shall take place at the offices of Reboul, MacMurray,
            -------
Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, on November 1, 2001 (the "Closing Date").
                       ------------

            SECTION 1.03 Use of Proceeds. All proceeds from the sale of the
                         ---------------
Securities hereunder shall be used by the Company and its Subsidiaries (as hereinafter defined) to consummate the acquisitions of National Healthcare Resources, Inc. and Health Network Systems, LLC and pay transaction expenses incurred in connection with the consummation of such acquisitions and the sale of the Securities.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            The Company represents and warrants to each Purchaser as follows:

            SECTION 2.01 Organization, Corporate Power and Qualifications . (a)
                         ------------------------------------------------
The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority necessary to own or lease and operate its properties and assets and to carry on its business as now being conducted and (iii) is duly qualified, in good standing as a foreign corporation and authorized to do business in all jurisdictions in which the conduct of its business or the ownership or operation of its properties makes such qualification or authorization necessary and in which the failure to be so qualified or authorized would have a material adverse effect on the business, properties, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").
 -----------------------

            (b) The Company has the corporate power and authority necessary to
(A) execute and deliver this Agreement, the Registration Rights Agreement Amendment (as hereinafter defined), the Stockholders Agreement Amendment (as hereinafter defined), the Warrant Agreement Amendment (as hereinafter defined), the Warrant Agreement (as hereinafter defined), the Stock Certificates, the Warrant Certificates and each other certificate, agreement or instrument to be executed and delivered by it in connection with this Agreement and the transactions contemplated hereby (the Registration Rights Agreement Amendment, the Stockholders Agreement Amendment, the Warrant Agreement Amendment, the Warrant Agreement, the Stock Certificates, the Warrant Certificates and such other certificates, agreements and instruments, collectively, the "Ancillary
                                                                   ---------
Agreements") and (B) perform its obligations under this Agreement and the
----------
Ancillary Agreements, including, its obligation to issue and deliver the Securities and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares").
      --------------

            SECTION 2.02 Subsidiaries . (a) Each Subsidiary of the Company (i)
                         ------------
is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the corporate, partnership or limited liability company power and authority necessary to own or lease and operate its properties and assets and to carry on its business as now being conducted and (iii) is duly qualified, in good standing as a foreign corporation, partnership or limited liability company and authorized to do business in all jurisdictions in which the conduct of its business or the ownership or operation of its properties makes such qualification or authorization necessary and in which the failure to be so qualified or authorized would have a Material Adverse Effect.

            (b) All of the outstanding shares of capital stock or partnership or membership interests, as the case may be, of each Subsidiary of the Company are duly authorized, validly issued, fully paid and nonassessable and, except as set forth in the Subsidiary SEC Filings (as hereinafter defined), are owned by the Company or by a wholly-owned Subsidiary of the Company, free and clear of any liens, claims, charges, restrictions, proxies, security interests or other encumbrances ("Liens").
               -----

            (c) As used herein, the term "Subsidiary" shall mean any
                                          ----------
corporation, partnership, limited liability company or other business entity, the majority of whose outstanding equity securities are at the time owned, directly or indirectly, by the Company and/or one or more other Subsidiaries of the Company.

            SECTION 2.03 Authorization of Agreements, Etc. (a) The Company's
                         --------------------------------
execution, delivery and performance of this Agreement and the Ancillary Agreements and its issuance and delivery of the Securities and the Warrant Shares have been duly authorized by all requisite corporate action on the part of the Company and will not violate (x) any provision of Law (as hereinafter defined) or (y) the Restated Certificate of Incorporation or By-laws of the Company.

            (b) The Shares have been duly authorized by the Company and, when sold and paid for in accordance with this Agreement, will be duly authorized, validly issued and outstanding, fully paid and nonassessable shares of Common Stock. The Warrant Shares have been duly reserved for issuance upon exercise of the Warrants, and when sold and paid for in accordance with the provisions of the Warrant Agreement and the Warrant Certificates, will be duly authorized, validly issued and outstanding, fully paid and nonassessable shares of Common Stock.

            SECTION 2.04 Validity . This Agreement has been, and the Ancillary
                         --------
Agreements will be at Closing, duly executed and delivered by the Company. This Agreement constitutes, and the Ancillary Agreements will constitute when executed and delivered by the Company at Closing, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity).

            SECTION 2.05 Capitalization . The authorized capital stock of the
                         --------------
Company consists of (A) 5,000,000 shares of Class A Common Stock, $.01 par value ("Class A Common Stock"), of which 1,854,545 shares are issued and outstanding,
  --------------------
(B) 100,000,000 shares of Common Stock, of which 24,128,651 shares are issued and outstanding, and (C) 20,000,000 shares of Preferred Stock, $.01 par value, of which no shares are issued and outstanding. All such issued and outstanding shares of Class A Common Stock and Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on
Schedule 2.05 hereto, there are no outstanding rights, options, warrants or
-------------
other securities directly or indirectly exercisable or exchangeable for or convertible into capital stock of the Company and there is not any commitment (other than pursuant to this Agreement) of the Company to issue any shares of its capital stock or any rights, options, warrants or other securities directly or indirectly exercisable or exchangeable for or convertible into capital stock of the Company or to distribute to holders of any class of the Company's capital stock, any evidences of indebtedness or assets. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive rights of any stockholder of the Company or any right of first refusal or right of first offer or similar right in favor of any person and, except as contained in the Stockholders Agreement, no such rights exist. The Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

            SECTION 2.06 Financial Statements; Absence of Undisclosed
                         --------------------------------------------
Liabilities; No Material Adverse Change . (a) Attached hereto as Schedule 2.06
---------------------------------------                          -------------
are true and complete copies of (x) the audited consolidated balance sheets of the Company as of December 31, 2000 and December 31, 1999 and the related statements of operations, changes in stockholders' equity and cash flows for the fiscal year (or other shorter period) then ended, each certified by Arthur Andersen LLP, the independent public accountants of the Company (the "Audited
                                                                      -------
Financial Statements") and (y) the unaudited consolidated balance sheet (the
--------------------
"Most Recent Balance Sheet") of the Company as of June 30, 2001 (the "Balance
--------------------------                                            -------
Sheet Date") and the related statements of operations, changes in stockholders'
----------
equity and cash flows for the six months then ended (the "Unaudited Financial
                                                          -------------------
Statements" and, together with the Audited Financial Statements, the "Financial
----------                                                            ---------
Statements"). The Financial Statements have been prepared in accordance with
----------
United States generally accepted accounting principles consistently applied and consistent with prior periods ("GAAP"). The consolidated balance sheets of the
                                ----
Company included in the Financial Statements fairly present the financial position of the Company and its Subsidiaries as of their respective dates, and the related consolidated statements of operations, stockholders' equity and cash flows included in the Financial Statements fairly present the results of operations of the Company and its Subsidiaries for the respective periods then ended, subject, in the case of the Unaudited Financial Statements, to year-end adjustments (which consist of normal recurring accruals) and the absence of certain footnote disclosures.

            (b) Except (A) for liabilities reflected on reserved against on the face of the Most Recent Balance Sheet, (B) for contingent liabilities identified in the notes to the Audited Financial Statements, (C) liabilities incurred subsequent to the Balance Sheet Date in the ordinary course of business and consistent with past practice and (D) obligations otherwise incurred in the ordinary course of business and consistent with past practice which are not required to be disclosed in accordance with GAAP, none of the Company or any of its Subsidiaries has any known liabilities or obligations (whether fixed, absolute, accrued, contingent, secured or unsecured) that could reasonably be expected to have a Material Adverse Effect.

            (c) No event has occurred since December 31, 2000 which could reasonably be expected to have a Material Adverse Effect.

            SECTION 2.07 Subsidiary SEC Filings . Each of Concentra Operating
                         ----------------------
Corp. and each other Subsidiary of the Company required to file reports with the SEC has filed all forms, reports and documents required to be filed by it with the SEC since August 17, 1999 (the "Subsidiary SEC Filings"). The Subsidiary SEC
                                    ----------------------
Filings, including, without limitation, any financial statements or schedules included therein, (i) were prepared in compliance with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), and/or the Securities Exchange Act of 1934, as amended,
      --------------
and the rules and regulations thereunder, as applicable, and (ii) did not at the time of filing (or if amended, supplemented or superseded by a filing prior to the date hereof, on the date of that subsequent filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            SECTION 2.08 Governmental Approvals . Subject to the accuracy of the
                         ----------------------
representations and warranties of the Purchasers set forth in Article III hereof, no registration or filing with, or consent or approval of, or other action by, any federal, state, foreign or other governmental agency or instrumentality is or will be necessary for the valid execution and delivery of this Agreement and/or the Ancillary Agreements or the performance of this Agreement and/or the Ancillary Agreements or the issuance, sale and delivery of the Securities or the issuance and delivery of the Warrant Shares upon exercise of the Warrants.

            SECTION 2.09 Litigation, Etc. There are no actions, suits,
                         ---------------
proceedings, orders, investigations or claims pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality which (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or
(ii) which seek to enjoin, prevent or delay the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

            SECTION 2.10 Compliance with Laws; Permits . Neither the Company nor
                         -----------------------------
any Subsidiary thereof is or has been in default under or in violation of any foreign or domestic statute, law, ordinance, rule, regulation, order, writ, judgment, decree, consent decree, injunction, award, settlement agreement, stipulation, ruling or subpoena ("Law") to which the Company or any such
                                  ---
Subsidiary or any of their material properties or assets is or was subject except for such defaults and violations which could not reasonably be expected to have a Material Adverse

Effect. Except as could not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries possess all permits, authorizations, approvals, registrations, variances and licenses that are necessary for the Company and its Subsidiaries to own, use and maintain the properties and assets used in or required for the conduct of the business of the Company and its Subsidiaries.

            SECTION 2.11 Title to Properties . Except as disclosed in the
                         -------------------
Subsidiary SEC Filings, and except as could not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries have good and valid title to all their assets and properties, in each case free and clear of all Liens.

            SECTION 2.12 Tax Matters . (a) Except as could not reasonably be
                         -----------
expected to have a Material Adverse Effect, the Company and its Subsidiaries have (i) timely filed all federal, state, local and foreign returns, declarations, reports, estimates, information returns and statements ("Returns")
                                                                       -------
required to be filed by them in respect of any Taxes (as hereinafter defined), all of which Returns were correct as filed (or as subsequently amended) and correctly reflect the facts regarding the income, business, assets, operations, activities and status of the Company and its Subsidiaries as well as any Taxes required to be paid or collected by the Company and its Subsidiaries, (ii) timely paid or withheld all Taxes that are due and payable with respect to the Returns referred to in clause (i) (other than Taxes that are being contested in good faith by appropriate proceedings), (iii) established reserves that are adequate for the payment of all Taxes not yet due and payable with respect to the results of operations of the Company and its Subsidiaries and (iv) complied with all applicable Laws relating to the payment and withholding of Taxes and timely withheld from employee wages and paid over to the proper Taxing Authorities (as hereinafter defined) when due all amounts required to be so withheld and paid over.

            (b) For purposes of this Agreement, "Taxes" shall mean (i) any net
                                                 -----
income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid or received, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit taxes, custom duties or other taxes, governmental fees or other like assessments or charges of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental authority responsible for the imposition of any such taxes (domestic or foreign) ("Taxing Authorities"), (ii)
                                                     ------------------
liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability for payments of such amounts was determined or taken into account with reference to the liability of any other person for any period and (iii) liability with respect to the payment of any amounts described in (i) as a result of any express or implied obligation to indemnify any other person.

            SECTION 2.13 Labor and Employment Matters . The Company has no
                         ----------------------------
knowledge of any actionable violation by it or any of its Subsidiaries of any federal, state or local law relating to employment practices, discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws, or of any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the
                                                              -----
rules and regulations promulgated thereunder that could reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect. There is (A) no material unfair labor practice complaint pending against the Company or any of its Subsidiaries or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its Subsidiaries or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, (B) no labor strike, dispute, slowdown or stoppage ("Labor
                                                                       -----
Dispute") in which the Company or any of its Subsidiaries is involved nor, to
-------
the knowledge of the Company, is any Labor Dispute imminent, other than routine disciplinary and grievance matters, or (C) no union representation question existing with respect to the employees of the Company or any of its Subsidiaries except with respect to any matter specified in clause (A), (B) or (C) above as could not reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect. Except as disclosed in the Subsidiary SEC Filings, there exist no material employment, consulting, severance or termination agreements or arrangements between the Company or any of its Subsidiaries, on the one hand, and any current or former officer or director of the Company or any of its Subsidiaries, on the other hand, and there are no collective bargaining or other labor union agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound.

            SECTION 2.14 Intellectual Property . Except as could not reasonably
                         ---------------------
be expected to have, alone or in the aggregate, a Material Adverse Effect: (i) the Company and its Subsidiaries own or possess, free and clear of all Liens, valid rights to all patents, patent rights, copyrights, computer databases and software, logos, slogans, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names and all licenses, applications and registrations related to the foregoing used in the business of the Company and its Subsidiaries (collectively, the "Intellectual
                                                                 ------------
Property"); (ii) none of the Company and its Subsidiaries has received any
--------
notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property or has knowledge of any infringement of the Intellectual Property by any person; and (iii) to the knowledge of the Company, the use of the Intellectual Property in connection with the business and operations of the Company and its Subsidiaries does not infringe on the rights of any person.

            SECTION 2.15 Insurance . The Company and each of its Subsidiaries
                         ---------
are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its Subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

            Each Purchaser, severally and not jointly, represents and warrants to the Company as follows:

            SECTION 3.01 Authorization . The execution, delivery and performance
                         -------------
by such Purchaser of this Agreement and the Ancillary Agreements to which such Purchaser is a party and the purchase and receipt of the Securities being purchased by such Purchaser, have been duly authorized by all requisite action on the part of such Purchaser, and will not violate any provision of Law applicable to such Purchaser, the governing instrument of such Purchaser, if any, or any provision of any material indenture, agreement or other instrument by which such Purchaser or any of such Purchaser's properties or assets are bound, or conflict with, give rise to a right of acceleration or termination under, result in any payment or benefit thereunder becoming due or increasing, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such material indenture, agreement or other instrument, or result in the creation or imposition of any Lien upon any of the material properties or assets of such Purchaser.

            SECTION 3.02 Validity . This Agreement and the Ancillary Agreements
                         --------
to which such Purchaser is a party have been duly executed and delivered by such Purchaser and this Agreement and such Ancillary Agreements constitute the legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser, each in accordance with its terms, except that the enforceability thereof may be limited by (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is brought in a proceeding at law or in equity).

            SECTION 3.03 Investment Representations . (a) Such Purchaser is
                         --------------------------
acquiring the Securities being purchased by such Purchaser hereunder for his, her or its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Such Purchaser understands that (i) such Securities have not been registered under the Securities Act or any state securities laws, (ii) the Securities and the Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and all applicable state securities laws or is exempt from such registration, (iii) the Securities and the Warrant Shares will bear a legend to such effect and (iv) the Company will make a notation on the register for the Securities and the Warrant Shares and its stock transfer books to such effect. Such Purchaser further understands the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 affords the basis of sales of the Securities and Warrant Shares only in limited amounts under certain conditions.

            (b) Such Purchaser further represents and warrants to the Company that he, she or it has had full opportunity to have access to and to examine the facilities, personnel and records of the Company, that such Purchaser is capable of evaluating independently the prospects of the Company and has made such an evaluation in connection with his, her or its investment in the Securities being purchased by such Purchaser and has adequate financial means to bear the risk of his, her or its investment in the Company. Such Purchaser further represents that he, she or it is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act with respect to such Purchaser's purchase of the Securities.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

            SECTION 4.01 Conditions Precedent to the Obligations of The
                         ----------------------------------------------
Purchasers . The obligation of each Purchaser to consummate the sale and
----------
purchase of the Securities at Closing is, at such Purchaser's option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

            (a) Representations and Warranties to Be True and Correct. The
                -----------------------------------------------------
representations and warranties of the Company contained in this Agreement that are qualified with reference to a Material Adverse Effect or materiality shall be true and correct in all respects and all representations and warranties that are not so qualified shall be true and correct in all material respects, in each case, on and as of the Closing Date, and the Company shall have so certified in writing each Purchaser.

            (b) Performance. The Company shall have performed and complied in
                -----------
all material respects with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the Closing Date, and the Company shall have so certified in writing to each Purchaser.

            (c) All Proceedings to Be Satisfactory. All corporate and other
                ----------------------------------
proceedings to be taken by the Company in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby shall have been taken by the Company and all documents incident thereto shall be reasonably satisfactory in form and substance to the counsel for the Purchasers.

            (d) Registration Rights Agreement Amendment. An Amendment No. 1 to
                ---------------------------------------
the Registration Rights Agreement dated as of August 17, 1999 among the Company and the "Purchasers" named therein (the "Registration Rights Agreement")
                                         -----------------------------
substantially in the form of Exhibit A hereto (the "Registration Rights
                             ---------              -------------------
Agreement Amendment") shall have been executed and delivered by (i) the Company,
-------------------
(ii) holders of not less than a majority in interest of the Restricted Stock (as therein defined) held by the "Schedule I Purchasers" named therein and (ii) holders of not less than a majority in interest of the Restricted Stock (as therein defined) held by the "FFT Purchasers" named therein.

            (e) Stockholders Agreement Amendment. An Amendment No. 1 to the
                --------------------------------
Stockholders Agreement dated as of August 17, 1999 among the Company and the "Stockholders" named therein (the "Stockholders Agreement") substantially in the
                                   ----------------------
form of Exhibit B hereto (the "Stockholders Agreement Amendment") shall have
        ---------              --------------------------------
been executed and delivered by (i) the Company, (ii) holders of not less than a majority in interest of the Company Capital Stock (as therein defined) held by the "Schedule I Purchasers" named therein and (ii) holders of not less than a majority in interest of the Company Capital Stock (as therein defined) held by the "FFT Purchasers" named therein.

            (f) Warrant Agreement Amendment. An Amendment No. 1 to the Warrant
                ---------------------------
Agreement dated as of August 17, 1999 among the Company and the "Holders" named therein substantially in the form of Exhibit C hereto (the "Warrant Agreement
                                                            -----------------
Amendment") shall have been executed and delivered by (i) the Company and (ii)
---------
registered Holders (as therein defined) of not less than two thirds of the outstanding Warrant Shares (as therein defined) issued or issuable upon exercise of the Warrants (as therein defined).

            (g) Warrant Agreement. The Company shall have executed and delivered
                -----------------
a Warrant Agreement among the Company and the Purchasers substantially in the form of Exhibit D hereto (the "Warrant Agreement").
        ---------              -----------------

            (h) Legal Opinion. The Purchasers shall have received the opinion of
                -------------
Reboul, MacMurray, Hewitt, Maynard & Kristol, substantially in the form of Exhibit E hereto and dated the Closing Date.
---------

            (i) Fees and Expenses. The Company shall have paid (i) the WCAS
                -----------------
Expenses (as hereinafter defined) as contemplated by Section 5.01(a) and (ii) the Financing Fee (as hereinafter defined) as contemplated by Section 5.01(b).

            (j) Supporting Documents. The Purchasers shall have received copies
                --------------------
of the following supporting documents:

            (A) (1) a copy of the Restated Certificate of Incorporation of the Company and all amendments thereto, each certified as of a recent date by the Secretary of State of the State of Delaware and (2) a certificate of said Secretary dated as of a recent date as to the due incorporation and good standing of the Company and listing all documents of the Company on file with said Secretary; and

            (B) a certificate of the Secretary of the Company dated the Closing Date and certifying: (1) that attached thereto is a true and complete copy of the By-laws of the Company as in effect on the date of such certification; (2) that attached thereto are true and complete copies of all resolutions adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement and each Ancillary Agreement, the performance of this Agreement and each Ancillary Agreement, including the issuance of the Securities, and that all such resolutions are still in full force and effect and are all the resolutions adopted by the Board of Directors of the Company in connection with the transactions contemplated by this Agreement; (3) that the Restated Certificate of Incorporation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (A)(2) above; and (4) as to the incumbency and specimen signature of each officer of the Company executing this Agreement and any Ancillary Agreement.

            SECTION 4.02 Conditions Precedent to the Obligations of the Company.
                         ------------------------------------------------------
The obligation of the Company to consummate the sale and purchase of the Securities at Closing is, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

            (a) Representations and Warranties to Be True and Correct. The
                -----------------------------------------------------
representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

            (b) Performance. Each Purchaser shall have performed and complied in
                -----------
all material respects with all agreements and conditions contained herein required to be performed or complied with by such Purchaser prior to or on the Closing Date.

            (c) Registration Rights Agreement Amendment. The Registration Rights
                ---------------------------------------
Agreement Amendment shall have been executed and delivered by each of the Purchasers, including (i) holders of not less than a majority in interest of the Restricted Stock (as therein defined) held by the "Schedule I Purchasers" named therein and (ii) holders of not less than a majority in interest of the Restricted Stock (as therein defined) held by the "FFT Purchasers" named therein.

            (d) Stockholders Agreement Amendment. The Stockholders Agreement
                --------------------------------
Amendment shall have been executed and delivered by each of the Purchasers, including (i) holders of not less than a majority in interest of the Company Capital Stock (as therein defined) held by the "Schedule I Purchasers" named therein and (ii) holders of not less than a majority in interest of the Company Capital Stock (as therein defined) held by the "FFT Purchasers" named therein.

            (e) Warrant Agreement. Each of the Purchasers shall have executed
                -----------------
and delivered the Warrant Agreement.

                                    ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.01 Expenses, Etc. (a) The Company hereby agrees to pay all
                         -------------
of the reasonable out-of-pocket costs and expenses of Welsh, Carson, Anderson & Stowe in connection with the preparation, negotiation, execution and delivery of this Agreement and Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Reboul, MacMurray, Hewitt, Maynard & Kristol ("WCAS Expenses").
                                       -------------

            (b) On the Closing Date the Company shall pay to WCAS Management Corporation a financing fee of $500,000 (the "Financing Fee").
                                              -------------

            SECTION 5.02 Survival of Agreements. Notwithstanding any
                         ----------------------
investigation made at any time by or on behalf of any party hereto, all covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Securities pursuant hereto. Any statement contained in any certificate or other instrument delivered by the Company at Closing shall be deemed to constitute representations and warranties made by the Company hereunder.

            SECTION 5.03 Parties in Interest; Third Party Beneficiaries. All the
                         ----------------------------------------------
covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall bind their successors and permitted assigns, whether so expressed or not. This Agreement is not intended to confer any rights or remedies upon any person other than the parties hereto.

            SECTION 5.04 Notices. Any notice or other communication required or
                         -------
permitted hereunder shall be deemed to be sufficient if contained in a written instrument that is (w) delivered in person, (x) sent by first class certified mail, postage prepaid, (y) sent by nationally recognized overnight courier, or
(z) sent by facsimile, in each case addressed to such party as follows:

            (a) if to the Company, to:

                    Concentra, Inc.
                    5080 Spectrum Drive
                    Suite 400 West Tower
                    Addison, Texas 75001
                    Attention: General Counsel
                    Facsimile: (972) 364-8043

            (b) if to any Purchaser, to the address set forth opposite the name of such Purchaser on the signature pages hereto, with a copy to:

                   Reboul, MacMurray, Hewitt, Maynard & Kristol
                   45 Rockefeller Plaza, New York
                   New York, New York 10111
                   Attention: Othon A. Prounis, Esq.
                   Facsimile: (212) 841-5725

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing by first class certified mail, on the fifth business day following the date of such mailing, (c) in the case of delivery by overnight courier, on the business day following the date of delivery to such courier and
(d) in the case of facsimile, when received.

            SECTION 5.05 Entire Agreement; Amendment; Assignment. This Agreement
                         ---------------------------------------
constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified except in a writing signed by each of the parties hereto. Any waiver of any provision of this Agreement must be in a writing signed by the party against whom enforcement of such waiver is sought.

            SECTION 5.06 Brokerage . Each of the parties hereto shall indemnify
                         ---------
and hold harmless the other parties hereto against any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

            SECTION 5.07 Counterparts. This Agreement may be executed in two or
                         ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            SECTION 5.08 Headings. Headings and section reference numbers in
                         --------
this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            SECTION 5.09 Severability. In the event that any one or more of the
                         ------------
provisions set forth herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

            SECTION 5.10 Governing Law . This Agreement and all disputes arising
                         -------------
out of or relating to this Agreement, its subject matter, the performance by the parties of their respective obligations hereunder or the claimed breach hereof, whether in tort, contract or otherwise, shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law principles.

            SECTION 5.11 Jurisdiction and Venue . Any suit, action or proceeding
                         ----------------------
arising out of or relating to this Agreement, the subject matter hereof, the performance by the parties of their obligations hereunder or the claimed breach hereof, whether brought at law or in equity and whether based in tort, contract or otherwise, may be brought in the federal or state courts located in the County of New York, New York, and each of the parties to this Agreement hereby submits with regard to any such suit, action or proceeding for itself and in respect to its property, generally and unconditionally, to the non-exclusive jurisdiction of the aforesaid courts and of the appropriate appellate courts therefrom. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such suit, action or proceeding (a) any claim that it is not personally subject to the jurisdiction of such courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise),
(c) that the suit, action or proceeding in any such court is brought in an inconvenient forum, (d) that the venue of such suit, action or proceeding is improper, (e) that this Agreement or the subject matter hereof may not be enforced in or by such courts or (f) any right to a trial by jury which is hereby waived. Each party hereto agrees that process in any such suit, action or proceeding may be served on such party anywhere in the world, whether within or without the jurisdiction of such courts and that service of process on such party as provided in Section 5.04 above shall be deemed effective service of process on such party.

            SECTION 5.12 Joinders . By executing and delivering this Agreement,
                         --------
(i) each Purchaser (other than FFT Partners II, L.P.) that is not already a party to the Stockholders Agreement hereby agrees to become a party to the Stockholders Agreement as a "Schedule I Purchaser" and a "Stockholder" thereunder, bound by the terms thereof as if such Purchaser were an original party thereto, (ii) FFT Partners II, L.P. hereby agrees to become a party to the Stockholders Agreement as an "FFT Purchaser" and a "Stockholder" thereunder, bound by the terms thereof as if such Purchaser were an original party thereto,
(iii) each Purchaser (other than FFT Partners II, L.P.) that is not already a party to the Registration Rights Agreement hereby agrees to become a party to the Registration Rights Agreement as a "Schedule I Purchaser" and a "Purchaser" thereunder, bound by the terms thereof as if such Purchaser were an original party thereto, and (iv) FFT Partners II, L.P. hereby agrees to become a party to the Registration Rights Agreement as an "FFT Purchaser" and a "Purchaser" thereunder, bound by the terms thereof as if such Purchaser were an original party thereto. Each such joinder shall be given effect immediately prior to the effectiveness of each of the Stockholders Agreement Amendment and the Registration Rights Agreement Amendment.

                            [signature pages follow]

            IN WITNESS WHEREOF, the Company and the Purchasers have executed this Securities Purchase Agreement as of the day and year first above written.

                                        The Company:
                                        ------------

                                        CONCENTRA INC.


                                        By  /s/ Richard A. Parr II
                                            ------------------------------------
                                           Name: Richard A. Parr II
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary

Address for Notices:                   The Purchasers:
--------------------                   ---------------

c/o Welsh, Carson, Anderson & Stowe    WELSH, CARSON, ANDERSON & STOWE
320 Park Avenue                          VIII, L.P.
Suite 2500                             By: WCAS VIII Associates, L.L.C.,
New York, NY 10022                     General Partner
Attention: Jonathan Rather
Facsimile: (212) 893-9548
                                       By:______________________________________
                                            Managing Member


                                       WCAS HEALTHCARE PARTNERS, L.P.
                                       By:  WCAS HC Partners, General Partner

                                       By:______________________________________
                                            General Partner

                                       Patrick J. Welsh
                                       Russell L. Carson
                                       Bruce K. Anderson
                                       Andrew M. Paul
                                       Thomas E. McInerney
                                       Robert A. Minicucci
                                       Anthony J. deNicola
                                       Paul B. Queally
                                       Lawrence B. Sorrel
                                       D. Scott Mackesy
                                       Priscilla A. Newman
                                       Laura M. VanBuren
                                       Sean M. Traynor
                                       John Almedia, Jr.
                                       Jonathan M. Rather


                                       By:______________________________________
                                            Jonathan M. Rather, Individually and
                                            as Attorney-in-Fact

                                        WCAS MANAGEMENT CORP.

                                        By:_________________________________
                                             Name:
                                             Title:


c/o Leeway & Co. (AT&T)                  J.P. MORGAN DIRECT CORPORATE FINANCE
J.P. Morgan Investment Management          INSTITUTIONAL INVESTORS LLC
522 5th Avenue, 13th Floor
New York, NY 10036
Attention: Robert Kiss                   By:____________________________________
Facsimile: 212-837-1301                      Name:
                                             Title:


                                         J.P. MORGAN DIRECT CORPORATE FINANCE
                                         PRIVATE INVESTORS LLC

                                         By:____________________________________
                                              Name:
                                              Title:


                                         522 FIFTH AVENUE FUND, L.P.

                                         By:____________________________________
                                              Name:
                                              Title:


400 "P" Street, Suite 3492          CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
Sacramento, CA 95814                 SYSTEM
Attention: Alison Borland
Facsimile: (916) 326-3344
                                    By:_____________________________________
                                          Name:
                                          Title:


c/o CMS Companies                   CMS XIV PEP CO-INVESTMENT SUBPARTNERSHIP
1926 Arch Street
Philadelphia, PA 19103
Attention: Rick Mitchell
Facsimile: (215) 246-3083
                                    By:_____________________________________
                                           Richard A. Mitchell
                                           Authorized Representative


3, rue Jacques Bingen               EURAZEO
75017 Paris, France
Attention: Fabrice de Goudemar
Facsimile: 33-1-42-678-825
                                    By:_____________________________________
                                       Name:
                                       Title:


c/o DB Capital Partners              DB CAPITAL INVESTORS, L.P.
130 Liberty Street, MS:3405
New York, NY 10006                   By: DB Capital Partners, L.P.,
Attention: Nicholas McGrane              its General Partner
Facsimile: 212-250-7651
                                     By: DB Capital Partners, Inc.,
                                         its General Partner


                                     By:_______________________________________
                                         Name:
                                         Title:

c/o Goldman, Sachs & Co.       GS PRIVATE EQUITY PARTNERS II, L.P.
32 Old Slip, 21st Floor
New York, NY 10005             By: GS PEP II Advisors, L.L.C., its
Attention: Stephen Culhane         General Partner
Facsimile: (212) 428-1803
                               By: GSAM Gen-Par, L.L.C., its Managing Member

                               By:______________________________________________
                                   Name:
                                   Title:


                               GS PRIVATE EQUITY PARTNERS II OFFSHORE, L.P.

                               By: GS PEP II Offshore Advisors, Inc., its
                                   General Partner

                               By:______________________________________________
                                   Name:
                                   Title:


                               GS PRIVATE EQUITY PARTNERS II - DIRECT
                               INVESTMENT FUND, L.P.

                               By: GS PEP II Direct Investment Advisors, L.L.C.,
                                   its General Partner

                               By: GSAM Gen-Par, L.L.C., its Managing Member

                               By:______________________________________________
                                   Name:
                                   Title:

                            GS PRIVATE EQUITY PARTNERS III, L.P.

                            By: GS PEP III Advisors, L.L.C., its General
                                Partner

                            By: GSAM Gen-Par, L.L.C., its Managing Partner

                            By:___________________________________________
                                Name:
                                Title:

                            GS PRIVATE EQUITY PARTNERS III OFFSHORE, L.P.

                            By: GS PEP III Offshore Advisors, Inc., its
                                General Partner

                            By:___________________________________________
                                Name:
                                Title:

                            NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                            By: GS PEP Offshore Advisors (NBK), Inc. General
                                Partner

                            By:___________________________________________
                                Name:

                                Title:

c/o Hamilton Lane                       HAMILTON LANE PRIVATE EQUITY PARTNERS,
GSB Building                             L.P.
One Belmont Avenue, 9th Floor
Bala Cynwyd, PA 19042                   By: HLSP Investment Management, LLC,
Attention: Bradley Atkins                   its General Partner
Facsimile: (610) 617-9853

                                        By: ____________________________________
                                                  Mario L. Giannini
                                                  Managing Member


                                        HAMILTON LANE PRIVATE EQUITY FUND, PLC

                                        By: ____________________________________
                                                  Mario L. Giannini, Director

                                        By: ____________________________________
                                                  Leslie Brun, Director
c/o Nassau Capital Funds, L.P.          NASSAU CAPITAL PARTNERS IV L.P.
22 Chambers Street, 2nd Floor
Princeton, NJ 08542
Attention: Jeffrey Tuder                By:_____________________________________
Facsimile: (609) 924-8887                    Name:
                                             Title:


                                        NAS PARTNERS LLC

                                        By:_____________________________________
                                             Name:
                                             Title:


c/o Portfolio Advisors, LLC         A.S.F. CO-INVESTMENT PARTNERS, L.P.
9 Old Kings Highway South           By: PAF 10/98, LLC
Darien, CT 06820                        By: Old Kings I, LLC, as Managing Member
Attention: Jonathan Murphy
Facsimile: (203) 662-0013


                                       By:_______________________________
                                           Name:
                                           Title:


51 Madison Avenue, Suite 3009    NEW YORK LIFE CAPITAL PARTNERS, L.P.
New York, NY 10010
Attention: Steven Benevento      By: NYLCAP Manager LLC, its Investment Manager
Facsimile: (212) 576-5591

                                 By:___________________________________________
                                     Name:
                                     Title:


c/o Ferrer Freeman Thompson & Co.       FERRER FREEMAN THOMPSON & CO., LLC
The Mill
10 Glenville Street                     on behalf of FFT PARTNERS II, L.P.
Greenwich, CT 06831                     and as its General Partner
Attention: Keith Longson
Facsimile: (203) 532-8016


                                        By:_____________________________________
                                             Name: